Exhibit 99.2

SYNCHRONY FINANCIAL
FINANCIAL SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	4Q'25 vs. 4Q'24		Dec 31, 2025	Dec 31, 2024	YTD'25 vs. YTD'24
EARNINGS
Net interest income	$4,761	$4,720	$4,521	$4,464	$4,592	$169	3.7%	$18,466	$18,011	$455	2.5%
Retailer share arrangements	(1,094)	(1,024)	(992)	(895)	(919)	(175)	19.0%	(4,005)	(3,407)	(598)	17.6%
Other income	126	127	118	149	128	(2)	(1.6)%	520	1,521	(1,001)	(65.8)%
Net revenue	3,793	3,823	3,647	3,718	3,801	(8)	(0.2)%	14,981	16,125	(1,144)	(7.1)%
Provision for credit losses	1,442	1,146	1,146	1,491	1,561	(119)	(7.6)%	5,225	6,733	(1,508)	(22.4)%
Other expense	1,399	1,248	1,245	1,243	1,267	132	10.4%	5,135	4,839	296	6.1%
Earnings before provision for income taxes	952	1,429	1,256	984	973	(21)	(2.2)%	4,621	4,553	68	1.5%
Provision for income taxes	201	352	289	227	199	2	1.0%	1,069	1,054	15	1.4%
Net earnings	$751	$1,077	$967	$757	$774	$(23)	(3.0)%	$3,552	$3,499	$53	1.5%
Net earnings available to common stockholders	$730	$1,057	$946	$736	$753	$(23)	(3.1)%	$3,469	$3,427	$42	1.2%

COMMON SHARE STATISTICS
Basic EPS	$2.07	$2.89	$2.51	$1.91	$1.93	$0.14	7.3%	$9.38	$8.64	$0.74	8.6%
Diluted EPS	$2.04	$2.86	$2.50	$1.89	$1.91	$0.13	6.8%	$9.28	$8.55	$0.73	8.5%
Dividend declared per share	$0.30	$0.30	$0.30	$0.25	$0.25	$0.05	20.0%	$1.15	$1.00	$0.15	15.0%
Common stock price	$83.43	$71.05	$66.74	$52.94	$65.00	$18.43	28.4%	$83.43	$65.00	$18.43	28.4%
Book value per share	$44.74	$44.00	$42.30	$40.37	$39.55	$5.19	13.1%	$44.74	$39.55	$5.19	13.1%
Tangible book value per share(1)	$37.21	$37.93	$36.55	$34.79	$34.07	$3.14	9.2%	$37.21	$34.07	$3.14	9.2%

Beginning common shares outstanding	360.1	371.9	380.5	388.3	389.2	(29.1)	(7.5)%	388.3	406.9	(18.6)	(4.6)%
Issuance of common shares	—	—	—	—	—	—	NM	—	—	—	NM
Stock-based compensation	0.3	0.3	0.2	2.0	0.6	(0.3)	(50.0)%	2.8	3.9	(1.1)	(28.2)%
Shares repurchased	(13.0)	(12.1)	(8.8)	(9.8)	(1.5)	(11.5)	NM	(43.7)	(22.5)	(21.2)	94.2%
Ending common shares outstanding	347.4	360.1	371.9	380.5	388.3	(40.9)	(10.5)%	347.4	388.3	(40.9)	(10.5)%

Weighted average common shares outstanding	352.7	365.9	376.2	385.2	389.3	(36.6)	(9.4)%	369.9	396.5	(26.6)	(6.7)%
Weighted average common shares outstanding (fully diluted)	357.6	369.9	379.1	389.4	394.8	(37.2)	(9.4)%	373.9	400.6	(26.7)	(6.7)%

(1) Tangible book value per share is a non-GAAP measure, calculated based on Tangible common equity divided by common shares outstanding. For corresponding reconciliation of this measure to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

SYNCHRONY FINANCIAL
SELECTED METRICS
(unaudited, $ in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	4Q'25 vs. 4Q'24		Dec 31, 2025	Dec 31, 2024	YTD'25 vs. YTD'24
PERFORMANCE METRICS
Return on assets(1)	2.5%	3.6%	3.2%	2.5%	2.6%		(0.1)%	3.0%	2.9%		0.1%
Return on equity(2)	17.6%	25.1%	23.1%	18.4%	18.9%		(1.3)%	21.1%	22.5%		(1.4)%
Return on tangible common equity(3)	21.8%	30.6%	28.3%	22.4%	23.0%		(1.2)%	25.8%	27.5%		(1.7)%
Net interest margin(4)	15.83%	15.62%	14.78%	14.74%	15.01%		0.82%	15.24%	14.76%		0.48%
Net revenue as a % of average loan receivables, including held for sale	14.90%	15.18%	14.74%	14.93%	14.76%		0.14%	14.94%	15.85%		(0.91)%
Efficiency ratio(5)	36.9%	32.6%	34.1%	33.4%	33.3%		3.6%	34.3%	30.0%		4.3%
Other expense as a % of average loan receivables, including held for sale	5.50%	4.96%	5.03%	4.99%	4.92%		0.58%	5.12%	4.76%		0.36%
Effective income tax rate	21.1%	24.6%	23.0%	23.1%	20.5%		0.6%	23.1%	23.1%		—%

CREDIT QUALITY METRICS
Net charge-offs as a % of average loan receivables, including held for sale	5.37%	5.16%	5.70%	6.38%	6.45%		(1.08)%	5.65%	6.31%		(0.66)%
30+ days past due as a % of period-end loan receivables(6)	4.49%	4.39%	4.18%	4.52%	4.70%		(0.21)%	4.49%	4.70%		(0.21)%
90+ days past due as a % of period-end loan receivables(6)	2.17%	2.12%	2.06%	2.29%	2.40%		(0.23)%	2.17%	2.40%		(0.23)%
Net charge-offs	$1,367	$1,298	$1,411	$1,588	$1,661	$(294)	(17.7)%	$5,664	$6,420	$(756)	(11.8)%
Loan receivables delinquent over 30 days(6)	$4,660	$4,400	$4,173	$4,505	$4,925	$(265)	(5.4)%	$4,660	$4,925	$(265)	(5.4)%
Loan receivables delinquent over 90 days(6)	$2,248	$2,128	$2,059	$2,285	$2,512	$(264)	(10.5)%	$2,248	$2,512	$(264)	(10.5)%

Allowance for credit losses (period-end)	$10,442	$10,373	$10,564	$10,828	$10,929	$(487)	(4.5)%	$10,442	$10,929	$(487)	(4.5)%
Allowance coverage ratio(7)	10.06%	10.35%	10.59%	10.87%	10.44%		(0.38)%	10.06%	10.44%		(0.38)%

BUSINESS METRICS
Purchase volume(8)	$49,476	$46,005	$46,084	$40,720	$47,955	$1,521	3.2%	$182,285	$182,173	$112	0.1%
Period-end loan receivables	$103,808	$100,178	$99,776	$99,608	$104,721	$(913)	(0.9)%	$103,808	$104,721	$(913)	(0.9)%
Credit cards	$96,346	$92,550	$92,036	$91,909	$96,818	$(472)	(0.5)%	$96,346	$96,818	$(472)	(0.5)%
Consumer installment loans	$5,548	$5,584	$5,669	$5,736	$5,971	$(423)	(7.1)%	$5,548	$5,971	$(423)	(7.1)%
Commercial credit products	$1,833	$1,961	$1,980	$1,859	$1,826	$7	0.4%	$1,833	$1,826	$7	0.4%
Other	$81	$83	$91	$104	$106	$(25)	(23.6)%	$81	$106	$(25)	(23.6)%
Average loan receivables, including held for sale	$100,982	$99,885	$99,236	$101,021	$102,476	$(1,494)	(1.5)%	$100,280	$101,733	$(1,453)	(1.4)%
Period-end active accounts (in thousands)(9)	70,693	68,585	68,186	67,787	71,532	(839)	(1.2)%	70,693	71,532	(839)	(1.2)%
Average active accounts (in thousands)(9)	69,304	68,318	68,050	69,315	70,299	(995)	(1.4)%	68,876	70,904	(2,028)	(2.9)%

LIQUIDITY
Liquid assets
Cash and equivalents	$14,973	$16,245	$19,457	$21,629	$14,711	$262	1.8%	$14,973	$14,711	$262	1.8%
Total liquid assets	$16,562	$18,234	$21,796	$23,817	$17,159	$(597)	(3.5)%	$16,562	$17,159	$(597)	(3.5)%
Undrawn credit facilities
Undrawn credit facilities	$2,125	$2,125	$2,625	$2,625	$2,625	$(500)	(19.0)%	$2,125	$2,625	$(500)	(19.0)%
Total liquid assets and undrawn credit facilities(10)	$18,687	$20,359	$24,421	$26,442	$19,784	$(1,097)	(5.5)%	$18,687	$19,784	$(1,097)	(5.5)%
Liquid assets % of total assets	13.91%	15.59%	18.09%	19.52%	14.36%		(0.45)%	13.91%	14.36%		(0.45)%
Liquid assets including undrawn credit facilities % of total assets	15.69%	17.40%	20.27%	21.67%	16.56%		(0.87)%	15.69%	16.56%		(0.87)%

(1) Return on assets represents annualized net earnings as a percentage of average total assets.
(2) Return on equity represents annualized net earnings as a percentage of average total equity.
(3) Return on tangible common equity represents annualized net earnings available to common stockholders as a percentage of average tangible common equity. Tangible common equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(4) Net interest margin represents annualized net interest income divided by average total interest-earning assets.
(5) Efficiency ratio represents (i) other expense, divided by (ii) net interest income, plus other income, less retailer share arrangements.
(6) Based on customer statement-end balances extrapolated to the respective period-end date.
(7) Allowance coverage ratio represents allowance for credit losses divided by total period-end loan receivables.
(8) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(9) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.
(10) Excludes uncommitted credit facilities and available borrowing capacity related to unencumbered assets

SYNCHRONY FINANCIAL
STATEMENTS OF EARNINGS
(unaudited, $ in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	4Q'25 vs. 4Q'24		Dec 31, 2025	Dec 31, 2024	YTD'25 vs. YTD'24
Interest income:
Interest and fees on loans	$5,548	$5,510	$5,328	$5,312	$5,480	$68	1.2%	$21,698	$21,596	$102	0.5%
Interest on cash and debt securities	186	221	258	238	230	(44)	(19.1)%	903	1,049	(146)	(13.9)%
Total interest income	5,734	5,731	5,586	5,550	5,710	24	0.4%	22,601	22,645	(44)	(0.2)%

Interest expense:
Interest on deposits	781	812	855	882	917	(136)	(14.8)%	3,330	3,806	(476)	(12.5)%
Interest on borrowings of consolidated securitization entities	104	105	104	104	104	—	—%	417	427	(10)	(2.3)%
Interest on senior unsecured notes	88	94	106	100	97	(9)	(9.3)%	388	401	(13)	(3.2)%
Total interest expense	973	1,011	1,065	1,086	1,118	(145)	(13.0)%	4,135	4,634	(499)	(10.8)%

Net interest income	4,761	4,720	4,521	4,464	4,592	169	3.7%	18,466	18,011	455	2.5%

Retailer share arrangements	(1,094)	(1,024)	(992)	(895)	(919)	(175)	19.0%	(4,005)	(3,407)	(598)	17.6%
Provision for credit losses	1,442	1,146	1,146	1,491	1,561	(119)	(7.6)%	5,225	6,733	(1,508)	(22.4)%
Net interest income, after retailer share arrangements and provision for credit losses	2,225	2,550	2,383	2,078	2,112	113	5.4%	9,236	7,871	1,365	17.3%

Other income:
Interchange revenue	289	272	268	238	266	23	8.6%	1,067	1,026	41	4.0%
Protection product revenue	156	149	144	147	151	5	3.3%	596	562	34	6.0%
Loyalty programs	(399)	(368)	(360)	(311)	(371)	(28)	7.5%	(1,438)	(1,382)	(56)	4.1%
Other	80	74	66	75	82	(2)	(2.4)%	295	1,315	(1,020)	(77.6)%
Total other income	126	127	118	149	128	(2)	(1.6)%	520	1,521	(1,001)	(65.8)%

Other expense:
Employee costs	575	503	509	506	478	97	20.3%	2,093	1,872	221	11.8%
Professional fees	243	240	236	217	249	(6)	(2.4)%	936	936	—	—%
Marketing and business development	148	120	127	116	147	1	0.7%	511	524	(13)	(2.5)%
Information processing	239	226	215	219	207	32	15.5%	899	803	96	12.0%
Other	194	159	158	185	186	8	4.3%	696	704	(8)	(1.1)%
Total other expense	1,399	1,248	1,245	1,243	1,267	132	10.4%	5,135	4,839	296	6.1%

Earnings before provision for income taxes	952	1,429	1,256	984	973	(21)	(2.2)%	4,621	4,553	68	1.5%
Provision for income taxes	201	352	289	227	199	2	1.0%	1,069	1,054	15	1.4%
Net earnings	$751	$1,077	$967	$757	$774	$(23)	(3.0)%	$3,552	$3,499	$53	1.5%

Net earnings available to common stockholders	$730	$1,057	$946	$736	$753	$(23)	(3.1)%	$3,469	$3,427	$42	1.2%

SYNCHRONY FINANCIAL
STATEMENTS OF FINANCIAL POSITION
(unaudited, $ in millions)
	Quarter Ended
	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Dec 31, 2025 vs. Dec 31, 2024
Assets
Cash and equivalents	$14,973	$16,245	$19,457	$21,629	$14,711	$262	1.8%
Debt securities	2,348	2,716	2,905	2,724	3,079	(731)	(23.7)%
Loan receivables:
Unsecuritized loans held for investment	81,408	79,207	78,566	79,186	83,382	(1,974)	(2.4)%
Restricted loans of consolidated securitization entities	22,400	20,971	21,210	20,422	21,339	1,061	5.0%
Total loan receivables	103,808	100,178	99,776	99,608	104,721	(913)	(0.9)%
Less: Allowance for credit losses	(10,442)	(10,373)	(10,564)	(10,828)	(10,929)	487	(4.5)%
Loan receivables, net	93,366	89,805	89,212	88,780	93,792	(426)	(0.5)%
Loan receivables held for sale	—	192	191	—	—	—	—%
Goodwill	1,363	1,274	1,274	1,274	1,274	89	7.0%
Intangible assets, net	1,255	909	862	847	854	401	47.0%
Other assets	5,790	5,843	6,604	6,772	5,753	37	0.6%
Total assets	$119,095	$116,984	$120,505	$122,026	$119,463	$(368)	(0.3)%

Liabilities and Equity
Deposits:
Interest-bearing deposit accounts	$80,748	$79,513	$81,857	$83,030	$81,664	$(916)	(1.1)%
Non-interest-bearing deposit accounts	396	373	405	405	398	(2)	(0.5)%
Total deposits	81,144	79,886	82,262	83,435	82,062	(918)	(1.1)%
Borrowings:
Borrowings of consolidated securitization entities	8,415	7,666	8,340	8,591	7,842	573	7.3%
Senior and Subordinated unsecured notes	6,767	6,765	7,669	8,418	7,620	(853)	(11.2)%
Total borrowings	15,182	14,431	16,009	17,009	15,462	(280)	(1.8)%
Accrued expenses and other liabilities	6,003	5,602	5,282	5,001	5,359	644	12.0%
Total liabilities	102,329	99,919	103,553	105,445	102,883	(554)	(0.5)%
Equity:
Preferred stock	1,222	1,222	1,222	1,222	1,222	—	—%
Common stock	1	1	1	1	1	—	—%
Additional paid-in capital	9,902	9,866	9,836	9,804	9,853	49	0.5%
Retained earnings	24,598	23,978	23,036	22,209	21,635	2,963	13.7%
Accumulated other comprehensive income (loss)	(48)	(46)	(45)	(53)	(59)	11	(18.6)%
Treasury stock	(18,909)	(17,956)	(17,098)	(16,602)	(16,072)	(2,837)	17.7%
Total equity	16,766	17,065	16,952	16,581	16,580	186	1.1%
Total liabilities and equity	$119,095	$116,984	$120,505	$122,026	$119,463	$(368)	(0.3)%

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Quarter Ended
	Dec 31, 2025			Sep 30, 2025			Jun 30, 2025			Mar 31, 2025			Dec 31, 2024
		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate(1)	Balance	Expense	Rate(1)	Balance	Expense	Rate(1)	Balance	Expense	Rate(1)	Balance	Expense	Rate(1)
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$15,679	$158	4.00%	$17,131	$187	4.33%	$20,699	$228	4.42%	$18,539	$203	4.44%	$16,131	$193	4.76%
Securities available for sale	2,635	28	4.22%	2,872	34	4.70%	2,774	30	4.34%	3,231	35	4.39%	3,111	37	4.73%

Loan receivables, including held for sale:
Credit cards	93,389	5,297	22.50%	92,176	5,255	22.62%	91,460	5,076	22.26%	93,241	5,055	21.99%	94,356	5,209	21.96%
Consumer installment loans	5,548	198	14.16%	5,618	208	14.69%	5,692	207	14.59%	5,833	211	14.67%	6,041	224	14.75%
Commercial credit products	1,962	52	10.52%	2,006	46	9.10%	1,981	43	8.71%	1,842	45	9.91%	1,953	45	9.17%
Other	83	1	4.78%	85	1	4.67%	103	2	7.79%	105	1	3.86%	126	2	6.31%
Total loan receivables, including held for sale	100,982	5,548	21.80%	99,885	5,510	21.89%	99,236	5,328	21.54%	101,021	5,312	21.33%	102,476	5,480	21.27%
Total interest-earning assets	119,296	5,734	19.07%	119,888	5,731	18.97%	122,709	5,586	18.26%	122,791	5,550	18.33%	121,718	5,710	18.66%

Non-interest-earning assets:
Cash and due from banks	864			892			868			868			872
Allowance for credit losses	(10,391)			(10,536)			(10,797)			(10,936)			(11,014)
Other assets	8,131			7,913			7,661			7,770			7,678
Total non-interest-earning assets	(1,396)			(1,731)			(2,268)			(2,298)			(2,464)

Total assets	$117,900			$118,157			$120,441			$120,493			$119,254

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$80,117	$781	3.87%	$80,442	$812	4.00%	$82,014	$855	4.18%	$82,370	$882	4.34%	$81,635	$917	4.47%
Borrowings of consolidated securitization entities	8,032	104	5.14%	7,768	105	5.36%	7,926	104	5.26%	8,191	104	5.15%	7,868	104	5.26%
Senior and Subordinated unsecured notes	6,765	88	5.16%	7,209	94	5.17%	8,269	106	5.14%	7,850	100	5.17%	7,618	97	5.07%

Total interest-bearing liabilities	94,914	973	4.07%	95,419	1,011	4.20%	98,209	1,065	4.35%	98,411	1,086	4.48%	97,121	1,118	4.58%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	382			410			412			418			379
Other liabilities	5,667			5,287			5,065			4,969			5,444
Total non-interest-bearing liabilities	6,049			5,697			5,477			5,387			5,823

Total liabilities	100,963			101,116			103,686			103,798			102,944

Equity
Total equity	16,937			17,041			16,755			16,695			16,310

Total liabilities and equity	$117,900			$118,157			$120,441			$120,493			$119,254
Net interest income		$4,761			$4,720			$4,521			$4,464			$4,592

Interest rate spread(2)			15.00%			14.76%			13.91%			13.86%			14.08%
Net interest margin(3)			15.83%			15.62%			14.78%			14.74%			15.01%

(1) Average yields/rates are based on annualized total interest income/expense divided by average balances.
(2) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(3) Net interest margin represents annualized net interest income divided by average total interest-earning assets.

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Twelve Months Ended Dec 31, 2025			Twelve Months Ended Dec 31, 2024
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate(1)	Balance	Expense	Rate(1)
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$18,002	$776	4.31%	$17,294	$913	5.28%
Securities available for sale	2,876	127	4.42%	2,965	136	4.59%

Loan receivables, including held for sale:
Credit cards	92,566	20,683	22.34%	93,907	20,554	21.89%
Consumer installment loans	5,672	824	14.53%	5,744	854	14.87%
Commercial credit products	1,948	186	9.55%	1,956	179	9.15%
Other	94	5	5.32%	126	9	7.14%
Total loan receivables, including held for sale	100,280	21,698	21.64%	101,733	21,596	21.23%
Total interest-earning assets	121,158	22,601	18.65%	121,992	22,645	18.56%

Non-interest-earning assets:
Cash and due from banks	873			887
Allowance for credit losses	(10,663)			(10,891)
Other assets	7,870			7,398
Total non-interest-earning assets	(1,920)			(2,606)

Total assets	$119,238			$119,386

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$81,228	$3,330	4.10%	$82,268	$3,806	4.63%
Borrowings of consolidated securitization entities	7,978	417	5.23%	7,732	427	5.52%

Senior and subordinated unsecured notes	7,519	388	5.16%	8,082	401	4.96%

Total interest-bearing liabilities	96,725	4,135	4.28%	98,082	4,634	4.72%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	405			388
Other liabilities	5,250			5,348
Total non-interest-bearing liabilities	5,655			5,736

Total liabilities	102,380			103,818

Equity
Total equity	16,858			15,568

Total liabilities and equity	$119,238			$119,386
Net interest income		$18,466			$18,011

Interest rate spread(2)			14.38%			13.84%
Net interest margin(3)			15.24%			14.76%

(1) Average yields/rates are based on annualized total interest income/expense divided by average balances.
(2) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(3) Net interest margin represents annualized net interest income divided by average total interest-earning assets.

SYNCHRONY FINANCIAL
BALANCE SHEET STATISTICS
(unaudited, $ in millions, except per share statistics)

	Quarter Ended
	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Dec 31, 2025 vs. Dec 31, 2024
BALANCE SHEET STATISTICS
Total common equity	$15,544	$15,843	$15,730	$15,359	$15,358	$186	1.2%
Total common equity as a % of total assets	13.05%	13.54%	13.05%	12.59%	12.86%		0.19%

Tangible assets	$116,477	$114,801	$118,369	$119,905	$117,335	$(858)	(0.7)%
Tangible common equity(1)	$12,926	$13,660	$13,594	$13,238	$13,230	$(304)	(2.3)%
Tangible common equity as a % of tangible assets(1)	11.10%	11.90%	11.48%	11.04%	11.28%		(0.18)%
Tangible book value per share(2)	$37.21	$37.93	$36.55	$34.79	$34.07	$3.14	9.2%

REGULATORY CAPITAL RATIOS(3)(4)
	Basel III - CECL Transition
Total risk-based capital ratio(5)	15.8%	16.9%	16.9%	16.5%	16.5%
Tier 1 risk-based capital ratio(6)	13.8%	14.9%	14.8%	14.4%	14.5%
Tier 1 leverage ratio(7)	12.5%	13.0%	12.7%	12.4%	12.9%
Common equity Tier 1 capital ratio	12.6%	13.7%	13.6%	13.2%	13.3%

(1) Tangible common equity ("TCE") is a non-GAAP measure. We believe TCE is a more meaningful measure of the net asset value of the Company to investors. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(2) Tangible book value per share is a non-GAAP measure, calculated based on Tangible common equity divided by common shares outstanding. For corresponding reconciliation of this measure to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(3) Regulatory capital ratios at December 31, 2025 are preliminary and therefore subject to change.
(4) Capital ratios reflect the phase-in of an estimate of CECL’s effect on regulatory capital over a three-year transitional period beginning in the first quarter of 2022 through 2024. Capital ratios for 2025 and 2024 reflect 100% and 75%, respectively, of the phase-in of CECL effects.
(5) Total risk-based capital ratio is the ratio of total risk-based capital divided by risk-weighted assets.
(6) Tier 1 risk-based capital ratio is the ratio of Tier 1 capital divided by risk-weighted assets.
(7) Tier 1 leverage ratio is the ratio of Tier 1 capital divided by total average assets, after certain adjustments.

SYNCHRONY FINANCIAL
PLATFORM RESULTS
(unaudited, unrounded, $ in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	4Q'25 vs. 4Q'24		Dec 31 , 2025	Dec 31, 2024	YTD '25 vs. YTD '24
HOME & AUTO(1)
Purchase volume(2)	$10,381	$11,061	$11,459	$9,446	$10,553	$(172)	(1.6)%	$42,347	$44,509	$(2,162)	(4.9)%
Period-end loan receivables	$30,106	$30,295	$30,374	$30,254	$31,816	$(1,710)	(5.4)%	$30,106	$31,816	$(1,710)	(5.4)%
Average loan receivables, including held for sale	$30,055	$30,260	$30,137	$30,810	$31,903	$(1,848)	(5.8)%	$30,313	$32,089	$(1,776)	(5.5)%
Average active accounts (in thousands)(3)	17,370	17,749	17,831	17,894	18,537	(1,167)	(6.3)%	17,715	18,879	(1,164)	(6.2)%

Interest and fees on loans	$1,444	$1,443	$1,395	$1,402	$1,476	$(32)	(2.2)%	$5,684	$5,736	$(52)	(0.9)%
Other income	$52	$54	$52	$56	$62	$(10)	(16.1)%	$214	$186	$28	15.1%

DIGITAL
Purchase volume(2)	$16,206	$14,044	$13,647	$12,479	$15,317	$889	5.8%	$56,376	$54,700	$1,676	3.1%
Period-end loan receivables	$30,057	$28,179	$27,786	$27,765	$29,347	$710	2.4%	$30,057	$29,347	$710	2.4%
Average loan receivables, including held for sale	$28,676	$27,880	$27,571	$28,216	$28,158	$518	1.8%	$28,086	$27,872	$214	0.8%
Average active accounts (in thousands)(3)	21,352	20,680	20,368	20,711	20,810	542	2.6%	20,804	20,986	(182)	(0.9)%

Interest and fees on loans	$1,663	$1,631	$1,576	$1,544	$1,582	$81	5.1%	$6,414	$6,286	$128	2.0%
Other income	$(6)	$(2)	$—	$9	$(6)	$—	—%	$1	$4	$(3)	(75.0)%

DIVERSIFIED & VALUE
Purchase volume(2)	$17,462	$15,417	$15,393	$13,732	$16,711	$751	4.5%	$62,004	$61,059	$945	1.5%
Period-end loan receivables	$21,236	$19,500	$19,510	$19,436	$20,867	$369	1.8%	$21,236	$20,867	$369	1.8%
Average loan receivables, including held for sale	$19,978	$19,440	$19,338	$19,670	$19,793	$185	0.9%	$19,607	$19,540	$67	0.3%
Average active accounts (in thousands)(3)	20,170	19,470	19,471	20,114	20,253	(83)	(0.4)%	19,894	20,437	(543)	(2.7)%

Interest and fees on loans	$1,200	$1,192	$1,159	$1,178	$1,206	$(6)	(0.5)%	$4,729	$4,794	$(65)	(1.4)%
Other income	$(13)	$(3)	$(3)	$—	$(9)	$(4)	44.4%	$(19)	$(59)	$40	(67.8)%

HEALTH & WELLNESS
Purchase volume(2)	$3,897	$3,976	$4,007	$3,774	$3,742	$155	4.1%	$15,654	$15,678	$(24)	(0.2)%
Period-end loan receivables	$15,545	$15,447	$15,309	$15,193	$15,436	$109	0.7%	$15,545	$15,436	$109	0.7%
Average loan receivables, including held for sale	$15,499	$15,347	$15,215	$15,280	$15,448	$51	0.3%	$15,336	$15,143	$193	1.3%
Average active accounts (in thousands)(3)	7,770	7,730	7,697	7,776	7,836	(66)	(0.8)%	7,750	7,743	7	0.1%

Interest and fees on loans	$979	$967	$923	$914	$935	$44	4.7%	$3,783	$3,671	$112	3.1%
Other income	$79	$73	$66	$75	$72	$7	9.7%	$293	$254	$39	15.4%

LIFESTYLE
Purchase volume(2)	$1,522	$1,371	$1,432	$1,168	$1,480	$42	2.8%	$5,493	$5,660	$(167)	(3.0)%
Period-end loan receivables	$6,771	$6,644	$6,673	$6,636	$6,914	$(143)	(2.1)%	$6,771	$6,914	$(143)	(2.1)%
Average loan receivables, including held for sale	$6,657	$6,652	$6,646	$6,716	$6,818	$(161)	(2.4)%	$6,668	$6,749	$(81)	(1.2)%
Average active accounts (in thousands)(3)	2,589	2,543	2,531	2,651	2,688	(99)	(3.7)%	2,588	2,674	(86)	(3.2)%

Interest and fees on loans	$265	$264	$261	$261	$268	$(3)	(1.1)%	$1,051	$1,051	$—	—%
Other income	$11	$11	$9	$10	$7	$4	57.1%	$41	$30	$11	36.7%

CORP, OTHER(1)(5)
Purchase volume(2)	$8	$136	$146	$121	$152	$(144)	(94.7)%	$411	$567	$(156)	(27.5)%
Period-end loan receivables(4)	$93	$113	$124	$324	$341	$(248)	(72.7)%	$93	$341	$(248)	(72.7)%
Average loan receivables, including held for sale	$117	$306	$329	$329	$356	$(239)	(67.1)%	$270	$340	$(70)	(20.6)%
Average active accounts (in thousands)(3)	53	146	152	169	175	(122)	(69.7)%	125	185	(60)	(32.4)%

Interest and fees on loans	$(3)	$13	$14	$13	$13	$(16)	(123.1)%	$37	$58	$(21)	(36.2)%
Other income	$3	$(6)	$(6)	$(1)	$2	$1	50.0%	$(10)	$1,106	$(1,116)	(100.9)%

TOTAL SYF(5)
Purchase volume(2)	$49,476	$46,005	$46,084	$40,720	$47,955	$1,521	3.2%	$182,285	$182,173	$112	0.1%
Period-end loan receivables	$103,808	$100,178	$99,776	$99,608	$104,721	$(913)	(0.9)%	$103,808	$104,721	$(913)	(0.9)%
Average loan receivables, including held for sale	$100,982	$99,885	$99,236	$101,021	$102,476	$(1,494)	(1.5)%	$100,280	$101,733	$(1,453)	(1.4)%
Average active accounts (in thousands)(3)	69,304	68,318	68,050	69,315	70,299	(995)	(1.4)%	68,876	70,904	(2,028)	(2.9)%

Interest and fees on loans	$5,548	$5,510	$5,328	$5,312	$5,480	$68	1.2%	$21,698	$21,596	$102	0.5%
Other income	$126	$127	$118	$149	$128	$(2)	(1.6)%	$520	$1,521	$(1,001)	(65.8)%

(1) In June 2025, we entered into an agreement to sell $0.2 billion of loan receivables associated with a Home & Auto program agreement. In connection with this agreement, revenue activities for the portfolio were no longer managed within our Home & Auto sales platform, and the portfolio was sold in October 2025. All metrics for the portfolio previously reported within our Home & Auto sales platform are now reported within Corp, Other. We have recast all prior-period reported metrics for our Home & Auto sales platform and Corp, Other to conform to the current-period presentation.
(2) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(3) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.
(4) Reflects the reclassification of $0.2 billion to loan receivables held for sale in 2Q 2025.
(5) Includes activity and balances (except for Period-end loan receivables) associated with a Home & Auto portfolio which was sold in 4Q 2025.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES AND CALCULATIONS OF REGULATORY MEASURES(1)
(unaudited, $ in millions, except per share statistics)
	Quarter Ended
	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024
COMMON EQUITY AND REGULATORY CAPITAL MEASURES(2)
GAAP Total equity	$16,766	$17,065	$16,952	$16,581	$16,580
Less: Preferred stock	(1,222)	(1,222)	(1,222)	(1,222)	(1,222)
Less: Goodwill	(1,363)	(1,274)	(1,274)	(1,274)	(1,274)
Less: Intangible assets, net	(1,255)	(909)	(862)	(847)	(854)
Tangible common equity	$12,926	$13,660	$13,594	$13,238	$13,230
Add: CECL transition amount	—	—	—	—	573

Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss)	316	250	209	208	214
Common equity Tier 1	$13,242	$13,910	$13,803	$13,446	$14,017
Preferred stock	1,222	1,222	1,222	1,222	1,222
Tier 1 capital	$14,464	$15,132	$15,025	$14,668	$15,239

Add: Subordinated debt	742	742	742	742	741
Add: Allowance for credit losses includible in risk-based capital	1,426	1,386	1,386	1,388	1,427
Total Risk-based capital	$16,632	$17,260	$17,153	$16,798	$17,407

ASSET MEASURES(2)
Total average assets	$117,900	$118,157	$120,441	$120,493	$119,254
Adjustments for:
Add: CECL transition amount	—	—	—	—	573
Less: Disallowed goodwill and other disallowed intangible assets (net of related deferred tax liabilities) and other	(2,291)	(1,917)	(1,913)	(1,895)	(1,904)
Total assets for leverage purposes	$115,609	$116,240	$118,528	$118,598	$117,923

Risk-weighted assets	$105,029	$101,884	$101,716	$101,625	$105,417

CECL FULLY PHASED-IN CAPITAL MEASURES
Tier 1 capital	$14,464	$15,132	$15,025	$14,668	$15,239
Less: CECL transition adjustment	—	—	—	—	(573)
Tier 1 capital (CECL fully phased-in)	$14,464	$15,132	$15,025	$14,668	$14,666
Add: Allowance for credit losses	10,442	10,373	10,564	10,828	10,929
Tier 1 capital (CECL fully phased-in) + Reserves for credit losses	$24,906	$25,505	$25,589	$25,496	$25,595

Risk-weighted assets	$105,029	$101,884	$101,716	$101,625	$105,417
Less: CECL transition adjustment	—	—	—	—	(290)
Risk-weighted assets (CECL fully phased-in)	$105,029	$101,884	$101,716	$101,625	$105,127

TANGIBLE BOOK VALUE PER SHARE
Book value per share	$44.74	$44.00	$42.30	$40.37	$39.55
Less: Goodwill	(3.92)	(3.55)	(3.43)	(3.35)	(3.28)
Less: Intangible assets, net	(3.61)	(2.52)	(2.32)	(2.23)	(2.20)
Tangible book value per share	$37.21	$37.93	$36.55	$34.79	$34.07

(1) Regulatory measures at December 31, 2025 are preliminary and therefore subject to change.
(2) Capital ratios reflect the phase-in of an estimate of CECL’s effect on regulatory capital over a three-year transitional period beginning in the first quarter of 2022 through 2024. Capital ratios for 2025 and 2024 reflect 100% and 75%, respectively, of the phase-in of CECL effects.